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                                 LINE OF CREDIT
                                 PROMISSORY NOTE

$3,000,000                                                     November 13, 1996

         FOR VALUE RECEIVED, the undersigned, LANXIDE PERFORMANCE MATERIALS, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Payee"), the principal sum of Three Million ($3,000,000) Dollars, or, if less, the aggregate unpaid principal amount of all Advances made by the Payee to the Maker pursuant to that certain Line of Credit Agreement of even date herewith by and between the Payee and the Maker (as same may be amended from time to time, the "Line of Credit Agreement"), together with interest (computed on the daily unpaid balance of all Advances based on a three hundred sixty (360) day year counting the actual number of days elapsed) on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until payment in full hereof, at a floating rate per annum equal to the floating prime rate of interest (the "Prime Rate") publicly announced from time to time by Citibank, N.A. ("Citibank") as being its so-called "prime rate" of interest (regardless of whether such rate is the best rate offered or extended by Citibank), with the effective interest rate hereunder to be adjusted on the first calendar day of each calendar month to reflect any net change in the Prime Rate from the date hereof or from the date of the most recent adjustment hereunder, as the case may be.

         1. Payment of Principal and Interest.

                  (a) Subject to mandatory payment upon acceleration pursuant to paragraph 4 below, the entire principal balance of this Note shall be due and payable on the earlier of (i) February 28, 1998, or (ii) the termination by Lanxide of the proposed merger of COES Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Payee ("COES") into Lanxide Corporation, holder of all of the outstanding capital stock of Maker ("Lanxide"), a wholly-owned subsidiary of the Payee, if such termination is pursuant to Section 10.1(e) of the Agreement and Plan of Merger, by and among Payee, Lanxide and COES, dated November 13, 1996.

                  (b) Accrued interest under this Note shall be due and payable monthly in arrears on the last calendar day of each calendar month (provided that, if such calendar day is a day on which commercial banks in the State of New York are authorized or required to be closed, then such payment shall be due and payable on the next succeeding business day, with interest thereon at the rate in effect during the calendar month then ended).



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                  (c) All payments of principal and interest hereunder shall be payable in lawful money of the United States of America at the office of the Payee located at 150 East 58th Street, Suite 3400, New York, New York 10155.

         2. Prepayment.

                  The Maker shall have the right to prepay, without premium or penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note.

         3. Events of Default.

                  The following are Events of Default hereunder:

                  (a) Any failure by the Maker to pay when due all or any portion of any principal or accrued interest hereunder; or

                  (b) If the Maker (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or (iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within thirty
(30) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within thirty (30) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

                  (c) Any misrepresentation or breach of warranty under, or any failure by any party thereto (other than the Payee) to perform any obligation (which non-performance shall continue uncured for more than fifteen (15) days after written notice thereof to such party and to the Maker) under, or any purported or attempted revocation or disclaimer by any party (other than the Payee) of, any of (i) the Line of Credit Agreement, (ii) that certain Security Agreement of even date herewith (the "Security Agreement") by and between the Payee and the Maker, as same may be amended from time to time, or (iii) that certain Guaranty of even date herewith (the "Guaranty") executed and delivered by Lanxide Corporation in favor of the Payee, as same may be amended from time to time; or


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                  (d) Any use of the proceeds of any Advances under the Line of
Credit Agreement for any purpose prohibited by the Line of Credit Agreement; or

                  (e) The occurrence and continuance of any "Event of Default" under that certain Line of Credit Promissory Note dated August 30, 1996 in the maximum principal amount of $1,500,000 issued by the Maker to Commodore Applied Technologies, Inc.; or

                  (f) The liquidation, dissolution or permanent cessation of all business operations of the Maker.

         4. Remedies on Default.

                  If any Event of Default shall occur and be continuing, the Payee shall have the right, in addition to any and all other rights and remedies, (a) to declare the entire unpaid principal balance of this Note, together with all unpaid accrued interest hereunder, to be immediately due and payable, and (b) to exercise any and all rights and remedies under the Security Agreement, the Guaranty and/or in respect of any and all collateral pledged as security for this Note (including, without limitation, all "Collateral" under and as defined in the Security Agreement); provided, however, that if there shall occur any Event of Default under paragraph 3(b) above, then the entire unpaid principal balance of this Note and all unpaid accrued interest hereunder shall automatically become due and payable, without requirement of any notice or demand, and the Maker may thereupon exercise its rights and remedies as aforesaid.

         5. Certain Waivers.

                  Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. The Maker hereby expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker. The Maker hereby further waives the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Payee may release or surrender, exchange or substitute any personal property or other collateral security now or hereafter held as security for the payment of this Note.

         6. Amendments.

                  Neither any provision of this Note nor any performance hereunder may be amended or waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


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         7. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

                  This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York. The Maker hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of New York in connection with any claim, action or proceeding relating to or for the collection or enforcement of this Note, and hereby waives any defense of forum non conveniens or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE MAKER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO OR FOR THE COLLECTION OR ENFORCEMENT OF THIS NOTE.

         8. Collection Costs.

                  In the event that any principal or accrued interest of this Note shall not be paid when due and payable (whether upon maturity, by acceleration or otherwise), the Maker shall further be liable for and shall pay to the Payee all collection costs and expenses incurred by the Payee, including reasonable attorneys' fees; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note on and as of the date first set forth above.


                                LANXIDE PERFORMANCE MATERIALS, INC.


                                By: /s/Marc S. Newkirk
                                   _____________________________________________
                                                                         (Title)


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